POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JANUARY 5, 2012 TO THE
PROSPECTUS DATED FEBRAURY 28, 2011 OF:

PowerShares Ibbotson Alternative Completion Portfolio
PowerShares RiverFront Tactical Balanced Growth Portfolio
PowerShares RiverFront Tactical Growth & Income Portfolio

Effective immediately, the following language is inserted on page 71 immediately following the section titled "Additional Information About the Funds' Strategies and Risks—Non-Principal Investment Strategies—Borrowing Money":

Securities Lending

Each Fund may lend the shares of Underlying ETFs in which it invests to brokers, dealers, and other financial institutions. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Effective immediately, the following language is inserted on page 73 immediately following the section titled "Additional Information About the Funds' Strategies and Risks—Non-Principal Risks of Investing in the Funds—Borrowing Risk":

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and a Fund will bear any loss on the investment of cash collateral.

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-11 1/5/12

POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JANUARY 5, 2012 TO THE STATEMENT OF
ADDITIONAL INFORMATION DATED FEBRAURY 28, 2011 OF:

PowerShares Ibbotson Alternative Completion Portfolio
PowerShares RiverFront Tactical Balanced Growth Portfolio
PowerShares RiverFront Tactical Growth & Income Portfolio

Effective immediately, on page 6, the section titled "Investment Policies and Risks—Lending Portfolio Securities" is deleted and replaced with the following:

Lending Portfolio Securities. Each Fund and certain Underlying ETFs may lend their portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are continuously secured by segregated cash collateral equal to at least 102% of the market value, determined daily, of the loaned securities. Each Fund and each applicable Underlying ETF may lend portfolio securities to the extent of one-third of its total assets. A Fund or Underlying ETF will lend its securities only to parties that its investment adviser has determined are in good standing and when, in the investment adviser's judgment, the potential income earned would justify the risks.

A Fund or Underlying ETF will not have the right to vote securities while they are on loan, but it will call a loan in anticipation of an important vote. A Fund or Underlying ETF would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund or Underlying ETF could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund or Underlying ETF is not able to recover the securities loaned, the Fund or Underlying ETF may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and "gap risk" (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with the investment guidelines of the Fund or Underlying ETF, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund or Underlying ETF is complying with its investment policies, strategies and restrictions, the Fund or Underlying ETF will consider the loaned securities as assets of the respective Fund or Underlying ETF, but will not consider any collateral received as an asset of that Fund or Underlying ETF. A Fund or Underlying ETF will bear any loss on the investment of cash collateral. An Underlying ETF may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see "Taxes."

Effective immediately, the following language is inserted on page 23 immediately following the section titled "Management—Distributor":

Securities Lending Agent. Citibank, N.A. ("Citi") acts as the securities lending agent. In its capacity as securities lending agent, Citi, among other things, enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of each Fund and invests the cash collateral in accordance with the Adviser's instructions. Citi will receive fees from each Fund and such fee will be calculated on, and deducted from, that Fund's securities lending revenues.

Effective immediately, the seventh paragraph on page 35 in the section titled "Taxes" is deleted and replaced with the following:

Distributions from a Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are generally taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Effective immediately, the following language is inserted immediately following the fourth full paragraph on page 37 in the section titled "Taxes":

Securities Lending. While securities are loaned out by a Fund, the Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders.

Please Retain This Supplement For Future Reference.

P-PS-SAI-STK-11 1/5/12